UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________

Date of report (Date of earliest event reported): March 22, 2013

ARAMARK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		Zip Code

Registrant's telephone, including area code: 215-238-3000
N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 22, 2013, ARAMARK Corporation (the “Company”) entered into Amendment Agreement No. 5 (the “Amendment Agreement”) to the Amended and Restated Credit Agreement dated as of March 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, each subsidiary of the Company that, from time to time, becomes a party thereto, the financial institutions from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as LC Facility Issuing Bank, the Issuing Banks named therein, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders thereunder and the other parties thereto from time to time.

The Amendment Agreement increases the aggregate revolving loan commitments made available to the Company under the Credit Agreement by $55.0 million to $605.0 million, $555.0 million of which have a maturity date of January 26, 2017, provided that if term loans under the Credit Agreement that are due on July 26, 2016 remain outstanding on April 26, 2016, this maturity date accelerates to April 26, 2016. The remaining $50.0 million of revolving loan commitments under the Credit Agreement have a maturity date of January 26, 2015.

No other terms of the revolving commitments were changed by the Amendment Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1
Amendment Agreement No. 5, dated as of March 22, 2013, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date:	March 28, 2013	By:	/s/ JOSEPH MUNNELLY
		Name:	Joseph Munnelly
		Title:	Senior Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment Agreement No. 5, dated as of March 22, 2013, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time.